UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-06330

Morgan Stanley Limited Duration U.S. Government Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York		10036
(Address of principal executive offices)		(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	May 31,

Date of reporting period:	August 31, 2015

Item 1.  Schedule of Investments.

The Fund’s schedule of investments as of the close of the reporting period prepared pursuant to Rule 12-12 of Regulation S-X is as follows:

Morgan Stanley Limited Duration U.S. Government Trust

Portfolio of Investments • August 31, 2015 (unaudited)

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Agency Adjustable Rate Mortgages (23.5%)
	Federal Home Loan Mortgage Corporation,
	Conventional Pools:
$550		2.357%	07/01/38	$583,631
720		2.40	05/01/40	772,963
638		2.407	06/01/38	680,608
1,054		2.464	03/01/37	1,126,564
452		2.466	08/01/35	481,734
724		2.467	09/01/35	771,638
730		2.483	07/01/38	780,408
747		2.488	01/01/36	798,297
243		2.628	06/01/37	260,054
382		2.968	09/01/40	407,248
	Federal National Mortgage Association,
	Conventional Pools:
846		1.848	09/01/37	886,710
362		2.273	09/01/38	385,100
730		2.327	09/01/38	780,731
596		2.384	05/01/39	633,505
528		2.405	05/01/35	561,516
910		2.406	10/01/35	970,948
296		2.478	09/01/39	318,473
903		2.507	10/01/37	965,952
	Government National Mortgage Association,
	Various Pools:
184		1.625	11/20/39	190,601
373		1.75	02/20/41	386,252
	Total Agency Adjustable Rate Mortgages (Cost $12,735,781)			12,742,933

	Agency Bond - Consumer Discretionary (U.S. Government Guaranteed) (1.3%)
719	Safina Ltd. (Cost $718,684)	2.00	12/30/23	718,283

	Agency Bonds - Sovereign (U.S. Government Guaranteed) (4.9%)
1,705	Hashemite Kingdom of Jordan Government AID Bond	2.503	10/30/20	1,762,013
885	Tunisia Government AID Bonds	1.686	07/16/19	899,337
	Total Agency Bonds - Sovereign (U.S. Government Guaranteed) (Cost $2,590,000)			2,661,350

	Agency Fixed Rate Mortgages (41.4%)
	Federal Home Loan Mortgage Corporation,
	Gold Pools:
332		3.50	01/01/44	345,324
1,092		4.00	11/01/41	1,161,987
854		4.50	12/01/24	917,249
48		7.50	05/01/35	57,923
28		8.00	08/01/32	35,102
29		8.50	08/01/31	35,393
	September TBA:
548	(a)	3.50	09/01/45	567,335
500	(a)	4.00	09/01/45	530,430
	Federal National Mortgage Association,
	Conventional Pools:
1,200		3.00	03/01/30–05/01/30	1,247,126
563		3.50	04/01/29	593,868
1,127		4.00	06/01/24–11/01/41	1,189,831
3,112		4.50	06/01/24–01/01/44	3,375,913
4,325		5.00	12/01/23–03/01/41	4,764,527
1,924		5.50	05/01/41	2,160,002

634		6.00		02/01/37–09/01/37	718,188
385		7.00		04/01/32–03/01/37	467,131
65		7.50		08/01/37	77,560
116		8.00		04/01/33	143,113
50		8.50		10/01/32	64,849
	September TBA:
860	(a)	3.00		09/01/30	892,798
1,195	(a)	3.50		09/01/30	1,259,464
	Government National Mortgage Association,
	September TBA:
222	(a)	3.50		09/20/45	231,461
765	(a)	4.00		09/20/45	811,647
	Various Pools:
255		6.00		11/15/38	289,163
338		7.50		11/15/32	396,102
169		8.50		07/15/30	194,651
	Total Agency Fixed Rate Mortgages (Cost $22,115,448)				22,528,137

	Asset-Backed Security (1.2%)
660	SBA Small Business Investment Cos. (Cost $659,844)	2.245		09/10/22	660,331

	Collateralized Mortgage Obligations - Agency Collateral Series (22.7%)
	Federal Home Loan Mortgage Corporation
1,025		1.426		08/25/17	1,032,101
645		1.437		01/25/19	648,530
236		1.56		10/25/18	236,737
560		1.615		09/25/18	563,879
2,447		1.655		11/25/16	2,463,295
771		1.691		06/25/18	778,098
103		1.776		04/25/18	103,199
589		1.781		10/25/20	594,244
53		1.873		01/25/18	52,756
843		1.883		05/25/19	850,886
645		2.061		10/25/20	654,630
265		2.086		03/25/19	269,006
369		2.257		10/25/20	376,400
320		2.303		09/25/18	327,670
285		2.323		10/25/18	292,018
483		3.034	(b)	10/25/20	505,533
	Federal National Mortgage Association
243		0.419	(b)	06/25/18	243,355
21		0.953		11/25/15	20,956
353		1.083		02/25/16	353,501
250		1.55		04/25/18	252,190
300		1.626		02/25/18	302,387
587		2.171	(b)	09/25/19	595,849
	Government National Mortgage Association,
	IO
1,287		5.00		11/20/38	107,578
399		6.027	(b)	03/20/43	73,374
489		6.297	(b)	05/20/40	96,130
1,087		6.302	(b)	08/16/39	116,384
788		6.402	(b)	01/16/40	141,631
1,280		6.602	(b)	08/16/36	280,696
	Total Collateralized Mortgage Obligations - Agency Collateral Series (Cost $12,040,573)				12,333,013

	U.S. Agency Security (4.2%)
2,300	Private Export Funding Corp. (Cost $2,304,784)	1.45		08/15/19	2,278,957

	Short-Term Investments (9.3%)
	U.S. Treasury Securities (7.9%)
486	U.S. Treasury Bill (c)(d)	0.089		12/10/15	485,945

3,800	U.S. Treasury Note	0.375	02/15/16	3,802,052
	Total U.S. Treasury Securities (Cost $4,288,850)			4,287,997

NUMBER OF SHARES (000)
	Investment Company (1.4%)
771	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (e) (Cost $770,826)			770,826
	Total Short-Term Investments (Cost $5,059,676)			5,058,823

	Total Investments (Cost $58,224,790) (f)(g)		108.5%	58,981,827
	Liabilities in Excess of Other Assets		(8.5)	(4,619,542)
	Net Assets		100.0%	$54,362,285

AID	Agency for International Development.
IO	Interest Only.
TBA	To Be Announced.
(a)	Security is subject to delayed delivery.
(b)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on August 31, 2015.
(c)	Rate shown is the yield to maturity at August 31, 2015.
(d)	All or a portion of the security was pledged to cover margin requirements for futures contracts and a swap agreement.
(e)

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio - (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administrative service fees paid by the Fund due to its investment in the Liquidity Funds. For the three months ended August 31, 2015, advisory fees paid were reduced by less than $500 relating to the Fund’s investment in the Liquidity Funds.

(f)	Securities are available for collateral in connection with securities purchased on a forward commitment basis, open futures contracts and a swap agreement.
(g)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

Futures Contracts Open at August 31, 2015:

NUMBER OF CONTRACTS	LONG/ SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
94	Long	U.S. Treasury 2 yr. Note, Dec-15	$20,536,063	$(35,250)
1	Long	U.S. Treasury Ultra Long Bond, Dec-15	158,406	39
4	Short	U.S. Treasury Long Bond, Dec-15	(618,500)	(851)
38	Short	U.S. Treasury 5 yr. Note, Dec-15	(4,538,625)	9,203
39	Short	U.S. Treasury 10 yr. Note, Dec-15	(4,955,438)	(463)
		Net Unrealized Depreciation		$(27,322)

Interest Rate Swap Agreement Open at August 31, 2015:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED DEPRECIATION
Morgan Stanley & Co., LLC*	$5,000	3 Month LIBOR	Receive	1.58%	03/24/20	$(36,040)

*	Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.
LIBOR	London Interbank Offered Rate.

Morgan Stanley Limited Duration U.S. Government Trust

Summary of Investments • August 31, 2015 (unaudited)

PORTFOLIO COMPOSITION** as of 08/31/15	Percentage of Total Investments
Agency Fixed Rate Mortgages	38.2%
Agency Adjustable Rate Mortgages	21.6
Collateralized Mortgage Obligations - Agency Collateral Series	20.9
Short-Term Investments	8.6
Agency Bonds - Sovereign (U.S. Government Guaranteed)	4.5
U.S. Agency Security	3.9
Agency Bond - Consumer Discretionary (U.S. Government Guaranteed)	1.2
Asset-Backed Security	1.1
100.0%

**

Does not include open long/short futures contracts with an underlying face amount of $30,807,032 with net unrealized depreciation of $27,322. Does not include an open swap agreement with unrealized depreciation of $36,040.

Morgan Stanley Limited Duration U.S. Government Trust

Notes to Portfolio of Investments • August 31, 2015 (unaudited)

Valuation of Investments - (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Board of Trustees (the “Trustees”). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; (2) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”), a wholly owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) swaps are marked-to-market daily based upon quotations from market makers; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term taxable debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such price does not reflect the securities’ market value, in which case these securities will be valued at their fair market value determined by the Adviser. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark-to-market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Adviser determines such price does not reflect the securities’ fair value, in which case these securities will be valued at their fair market value as determined by the Adviser.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund’s Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund’s Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Fair Valuation Measurements

Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”) 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.  Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

• Level 1 — unadjusted quoted prices in active markets for identical investments

• Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments.  Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$12,742,933	$—	$12,742,933
Agency Bond - Consumer Discretionary (U.S. Government Guaranteed)	—	718,283	—	718,283
Agency Bonds - Sovereign (U.S. Government Guaranteed)	—	2,661,350	—	2,661,350
Agency Fixed Rate Mortgages	—	22,528,137	—	22,528,137
Asset-Backed Security	—	660,331	—	660,331
Collateralized Mortgage Obligations - Agency Collateral Series	—	12,333,013	—	12,333,013
U.S. Agency Security	—	2,278,957	—	2,278,957
Total Fixed Income Securities	—	53,923,004	—	53,923,004
Short-Term Investments
U.S. Treasury Securities	—	4,287,997	—	4,287,997
Investment Company	770,826	—	—	770,826
Total Short-Term Investments	770,826	4,287,997	—	5,058,823
Futures Contracts	9,242	—	—	9,242
Total Assets	780,068	58,211,001	—	58,991,069
Liabilities:
Futures Contracts	(36,564)	—	—	(36,564)
Interest Rate Swap Agreement	—	(36,040)	—	(36,040)
Total Liabilities	(36,564)	(36,040)	—	(72,604)
Total	$743,504	$58,174,961	$—	$58,918,465

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of August 31, 2015, the Fund did not have any investments transfer between investment levels.

Item 2.  Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the Fund’s internal control over financial reporting that occurred during the registrant’s fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 3.  Exhibits.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Limited Duration U.S. Government Trust

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
October 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
October 20, 2015

/s/ Francis Smith
Francis Smith
Principal Financial Officer
October 20, 2015